SUPPLEMENT DATED MAY 18, 2018 TO THE

FIRST INVESTORS INCOME AND EQUITY FUNDS PROSPECTUS
DATED JANUARY 31, 2018

FIRST INVESTORS REAL ESTATE FUND SUMMARY PROSPECTUS
 DATED JANUARY 31, 2018

On May 17, 2018, the Board of Trustees of the First Investors Equity Funds (the “Trust”), upon the recommendation of Foresters Investment Management Company, Inc., the investment adviser for the First Investors Funds, approved a plan to liquidate and terminate (the “Liquidation”) the First Investors Real Estate Fund (the “Fund”), a series of the Trust.  It is anticipated that the Liquidation will be completed on or about June 22, 2018 (the “Liquidation Date”).  A shareholder vote is not required to approve the Liquidation.

Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date.  Effective as of the regularly scheduled close of regular trading on the New York Stock Exchange on May 18, 2018, the Fund will no longer accept investments from new shareholders.  Existing shareholders can continue to make purchases until the Liquidation Date.  The Fund reserves the right, in its discretion, to modify the extent to which sales are permitted or limited prior to the Liquidation Date.  Redemption orders received in proper form as described in the Fund’s prospectus after the regularly scheduled close of regular trading on the New York Stock Exchange on May 18, 2018 will not be subject to any contingent deferred sales charges or other sales charges imposed by the Fund, except that shares held through a broker-dealer or other financial intermediary, such as omnibus accounts, may be subject to sales charges in accordance with the protocols of the financial intermediary.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth in the prospectus under “Shareholder Information.”   Shareholders may also exchange their shares prior to the Liquidation Date for shares of another First Investors Fund without paying a sales charge, subject to minimum investment account requirements and other restrictions on exchanges as described in the prospectus under “Shareholder Information.”  Any such redemption or exchange of Fund shares for shares of another fund will generally be considered a taxable event for federal income tax purposes, except exchanges in a tax-advantaged retirement plan or account. A letter will be sent to shareholders who hold shares directly with the Fund, setting forth various options and instructions with respect to the Liquidation and the distribution of their redemption proceeds. Shareholders who hold their shares in the Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the Liquidation and the distribution of such shareholders’ redemption proceeds.

It is expected that as soon as practicable following the Liquidation, the cash proceeds of the Liquidation will be distributed to shareholders of the Fund in complete redemption of their shares, after all charges, taxes, expenses and liabilities of the Fund have been paid or accounted for; except that for certain retirement accounts, any proceeds will generally be exchanged for shares of the First Investors Government Cash Management Fund, subject to any operational requirements of a particular shareholder account.  For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be considered a taxable event like any other redemption of shares. Shareholders should consult with their tax advisors for more information about the tax consequences of the Liquidation to them, including any federal, state, local, foreign or other tax consequences.

In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the Liquidation, the Fund likely will no longer pursue its investment objectives and strategies between now and the Liquidation Date.

For assistance or more information, shareholders can contact their registered representative or contact the Fund’s transfer agent, Foresters Investor Services, Inc., Raritan Plaza 1, Edison, New Jersey 08837-3620 or call toll free 1-800-423-4026.
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Please retain this Supplement for future reference.

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